UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 27, 2011

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-31560	98-0648577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

38/39 Fitzwilliam Square Dublin 2 Ireland	NA
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (353) (1) 234-3136

Arthur Cox Building
Earlsfort Terrace
Dublin 2
Ireland

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Decision Not to Stand for Reelection as Director.

On July 27, 2011, John W. Thompson informed the Board of Directors that he will not stand for reelection at the Company’s 2011 Annual General Meeting on October 26, 2011.  Mr. Thompson will continue to serve as a director and member of the Compensation Committee through October 26, 2011.  Mr. Thompson’s decision not to stand for reelection was not a result of any disagreements with Seagate’s operations, policies or practices.

(e) Compensatory Arrangements of Certain Officers.

Executive Officer Performance Bonus Plan:  FY2012 Funding Levels

On July 27, 2011, the Compensation Committee authorized the performance metrics and funding targets to be used for calculating annual bonus awards to each of the Company’s executive officers for fiscal year 2012 under the Executive Officer Performance Bonus Plan (“EPB”). The maximum funding level under the EPB for fiscal year 2012 is 200% of the target funding level. The funding of the EPB is determined based on the Company’s performance with respect to the following goals for fiscal year 2012: revenues and operating margin (defined as adjusted earnings before interest, taxes and bonus, divided by revenues), multiplied by a weighted quality multiplier. The quality multiplier was retained as part of the funding mechanism for fiscal year 2012 because quality is considered to be a critical part of the Seagate’s overall business performance.

The funded amount is allocated among eligible participants in the EPB based upon their base salary and their target bonus, expressed as a percentage of base salary. The fiscal year 2012 target bonus levels, expressed as a percentage of base salary, for the Company’s senior executive officers (Stephen J. Luczo, Patrick J. O’Malley, Albert A. Pimentel, William D. Mosley and Robert W. Whitmore) who will be included as the Named Executive Officers (“NEOs”) in the Company’s fiscal year 2011 proxy statement, are shown in the table below.

NAME AND TITLE	Target Bonus (% of FY 2012 Base Salary)	FY 2012Base Salary
Stephen J. Luczo, Chairman, President and Chief Executive Officer	150	$1,024,026
Patrick J. O’Malley, Executive Vice President and Chief Financial Officer	100	$549,037
Albert A. (Rocky) Pimentel, Executive Vice President and Chief Sales and Marketing Officer	100	$600,018
William D. Mosley, Executive Vice President, Operations	100	$524,035
Robert W. Whitmore, Executive Vice President and Chief Technology Officer	100	$674,024

Each NEO is eligible to receive an annual bonus in the event that the EPB is funded for fiscal year 2012. Any bonus awarded to an NEO for fiscal year 2012 shall be subject to the Company’s Compensation Recovery for Fraud or Misconduct Policy, which provides standards for recovering compensation from an executive officer where such compensation was based on incorrectly reported financial results due to the fraud or willful misconduct of such executive officer.

The salary levels for the NEOs for the 2012 fiscal year remain unchanged from current levels, as shown in the table above.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

	By:	/s/ Kenneth M. Massaroni

	Name:	Kenneth M. Massaroni
	Title:	Executive Vice President, General Counsel and Chief Administrative Officer

Date: July 28, 2011

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